UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): 20 December, 2017

INBIT CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-209497	35-2517466
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

L9-02, Level 9, Brem Mall, Jalan Jambu Mawar, Off Jalan Kepong, 52000 Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

(603) 6257 0088

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On December 20, 2017, Inbit Corp. (the “Company”) dismissed WELD ASIA ASSOCIATES (“WAA”) as the Company’s independent registered public accounting firm. The decision to change the Company’s independent registered public accounting firm was the result of a request for proposal process in which the Audit Committee of the Company’s Board of Directors conducted a comprehensive, competitive process to select the independent registered public accounting firm, and which action was ratified by the Board of Directors.

The audit reports of WAA on the financial statements of the Company for the most recent fiscal years ended December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most recent fiscal years ended December 31, 2016 and during the subsequent interim period from January 1, 2017 through December 8, 2017, (i) there were no disagreements with WAA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to WAA’s satisfaction, would have caused WAA to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K whereby Public Company Oversight Board (“PCAOB”) has revoked the registration of WAA at the date December 13, 2017.

The Company provided WAA with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of WAA’s letter dated December 20, 2017 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b) Engagement of New Independent Registered Public Accounting Firm.

On December 20, 2017, the Audit Committee engaged TOTAL ASIA ASSOCIATES (“TAA”) as the Company’s independent registered public accounting firm for the year ending December 31, 2016 and December 31, 2017.

During the two most recent fiscal years ended December 31, 2016 and December 31, 2015 and during the subsequent interim period from January 1, 2017 through December 20, 2017, neither the Company nor anyone on its behalf consulted TAA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that WAA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit 16.1: Letter from WELD ASIA ASSOCIATES dated December 20, 2017 to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INBIT CORP.
(Registrant)

Date: December 20, 2017	/s/ TAN CHEE HONG
Tan Chee Hong
Chief Executive Officer